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                                                                    Exhibit 99.1

                     EXCHANGE AGREEMENT AMENDMENT AGREEMENT


         EXCHANGE AGREEMENT AMENDMENT AGREEMENT (this "Agreement"), dated as of the 10th day of July 2001, by and among EasyLink Services Corporation (formerly Mail.com, Inc.), a Delaware corporation ("EasyLink"), India.com, Inc., a New Jersey corporation ("India.com"), and the Investors named on the signature pages hereto (the "Investors").

         WHEREAS, EasyLink, India.com and the Investors are parties to a certain Exchange Agreement dated as of September 13, 2000 (as amended, the "Exchange Agreement"), whereby EasyLink granted holders of India.com's Series A Exchangeable Convertible Preferred Stock (the "Preferred Stock") the right to exchange the Preferred Stock for EasyLink's Class A Common Stock, $.01 par value (the "Common Stock"), subject to the terms and conditions specified therein; and

         WHEREAS, EasyLink and the Investors have agreed that the Investors shall exercise the exchange right provided in the Exchange Agreement today on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the promises and mutual agreements contained herein, the parties hereto agree as follows (with all capitalized terms used herein that are not defined herein having the respective meanings ascribed to such terms in the Exchange Agreement).

SECTION 1.  AMENDMENT OF EXCHANGE AGREEMENT.

A. All references in the Exchange Agreement to "Mail.com, Inc." shall be deemed to be references to "EasyLink Services Corporation" and all references to "Mail.com" shall be deemed to be references to "EasyLink."

B. EasyLink and the Investors hereby agree that the Investors shall irrevocably exercise, and the Investors do hereby irrevocably exercise, their rights under the Exchange Agreement to exchange all of the shares of Preferred Stock held by them for the number of Exchange Shares determined herein (the "Exchange"). The closing of the exchange (the "Closing") shall occur upon or as soon as practicable after September 13, 2001 on a date which is within 3 business days after satisfaction or waiver of all conditions to closing or such later date as EasyLink and the Investors shall agree (the date on which the Closing occurs, the "Closing Date"). The consummation of the Exchange is subject only to satisfaction or waiver of the conditions set forth in Section 3 of this Agreement.

C. The number of Exchange Shares issuable upon the closing of the Exchange shall equal the quotient obtained by dividing (A) the product of the original purchase price per share of the Preferred Stock (i.e. $1.04 per share), as appropriately adjusted for any stock split, stock dividend, stock combination or recapitalization having similar effect in respect of the Preferred Stock, multiplied by the number of shares of Preferred Stock to be exchanged (or the number of shares of Preferred Stock that were converted or changed into Other Exchange Consideration, as defined in the Exchange Agreement, being exchanged) by (B) an Exchange Price equal to the lower of (i) $3.00 (as appropriately adjusted for any stock split, stock dividend, stock combination or recapitalization having similar effect in respect of the Common Stock) and (ii) the average of the closing prices over the five consecutive trading days ending on September 13, 2001 of the Common Stock on the Nasdaq National Market or successor market on which the Common Stock is then traded, provided in the case of this clause (ii) only that such closing price shall be deemed to be not less than $1.00 (in each case, as adjusted for any stock split, stock dividend or recapitalization having similar effect in respect of the Common Stock). Notwithstanding the foregoing, if the Common Stock has been converted or changed into other securities, property or cash pursuant to any recapitalization, merger, consolidation, sale of all or substantially all of the assets of or other reorganization involving EasyLink prior to the consummation of the exchange, then (I) all references herein to Exchange Shares shall be deemed

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     to be a reference to such other securities, property or cash, and (II) in the case of any merger, consolidation or sale of all or substantially all of the assets of or other similar sale of EasyLink prior to the commencement of the Option Period and in which the holders of voting securities of EasyLink immediately prior to such transaction hold less than a majority of the total voting power of the outstanding voting securities of the surviving entity or transferee entity in such transaction, the Exchange Price for purposes of clause (B) above shall be equal to the lower of (x) $3.00 (as appropriately adjusted for any stock split, stock dividend, stock combination or recapitalization having similar effect in respect of the Common Stock) and (y) the price per share of Common Stock received pursuant to such merger, consolidation, sale of all or substantially all of the assets of or other similar sale of EasyLink, provided that such price shall be deemed to be not less than $1.00 (in each case, as adjusted for any stock split, stock dividend or recapitalization having similar effect in respect of the Common Stock).

D. Notwithstanding Section 3.01 of the Exchange Agreement, if EasyLink is not eligible to file a Form S-3 registration statement at the time of complying with its obligations under Section 3.01, EasyLink may file an S-1 or other available registration statement for such purpose. If a registration statement covering the Exchange Shares has not been declared effective by December 31, 2001, then the Company shall issue to the original holders of Exchange Shares an additional 100,000 shares of Class A common stock (to be allocated pro rata among such holders based on the number of Exchange Shares initially issued to them) per month (pro rated for partial months) until the earlier of (i) the effectiveness of such a registration statement and (ii) the date on which the Exchange Shares are eligible for resale pursuant to Rule 144 promulgated under the Securities Act.

E. In the event of any conflict between this Agreement and the Exchange Agreement, this Agreement shall govern.

SECTION 2. IRREVOCABLE PROXY; WAIVER OF CLAIMS; DELIVERY OF SHARE CERTIFICATES.

A. Each Investor hereby grants to EasyLink to the extent permitted by applicable law an irrevocable proxy to vote, to dispose of and to take all other actions in respect of the Preferred Stock held by such Investor pending the Closing of the Exchange. The parties acknowledge that by virtue of, among other things, this Agreement and the Exchange Agreement, such proxy is coupled with an interest. Such proxy shall expire upon the earlier of (i) the termination of this Agreement by mutual written consent of the Company, on the one hand, and the Investors, on the other hand, and (ii) one year after the date hereof. Each Investor acknowledges that EasyLink may, in its sole discretion, take any all actions in respect of such shares of Preferred Stock that any holder of such shares may take, including but not limited to voting in favor of, or executing a written consent in favor of, any sale of India.com, Inc. or any of its assets (whether by merger or consolidation, sale of stock (including such shares of Preferred Stock) or the sale or transfer of all or substantially all of the assets of India.com, Inc.), the amendment or waiver of any rights or obligations of India.com, Inc. under the bridge notes or warrants issued pursuant to bridge funding agreement dated as of February 5, 2001 or any under any other agreements to which India.com, Inc. is a party or any liquidation and dissolution of India.com, Inc. The Investors also hereby waive any and all claims against EasyLink arising out of or relating to any actions taken or omitted to be taken by EasyLink with respect to India.com, Inc. on or before the termination of this Agreement.

B. Each Investor agrees to deliver to EasyLink promptly after the date hereof all certificates evidencing all of the shares of Preferred Stock held by such Investor. EasyLink shall, pending the Closing, hold such shares and any other securities or other property into or for which such shares shall have been converted or exchanged or that shall have been distributed in respect of such shares. EasyLink shall affix a legend to each certificate evidencing shares of Preferred Stock and any such other securities to the effect that the shares evidenced by such certificate are subject to, among any other applicable restrictions, the restrictions contained in this Agreement and the Exchange Agreement.


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SECTION 3.  NASDAQ WAIVER OR STOCKHOLDER APPROVAL

         A condition to the consummation of the Exchange on the terms provided herein shall be that EasyLink shall have either (i) received a waiver from the NASDAQ Stock Market from its shareholder approval rules to the extent applicable in connection with the issuance of the Exchange Shares as a result of this Agreement and complied with any conditions contained in such waiver in order to consummate the Exchange at the Closing or (ii) obtained shareholder approval to the extent required under the rules of the NASDAQ Stock Market of the issuance of the Exchange Shares in accordance with the terms of this Agreement pursuant to a duly called meeting of shareholders of EasyLink. EasyLink agrees to take all action necessary to obtain the waiver described in clause (i) above and in the absence of such waiver to obtain shareholder approval as promptly as practicable, but in any event on or before September 13, 2001. India.com and the Investors agree to a make any reasonable non-economic adjustments to the terms of the transactions contemplated hereby to accommodate any requests by NASDAQ.

SECTION 4.  GOVERNING LAW.

This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without giving effect to the principles of the conflict of laws thereof.

         WHEREAS, the undersigned have executed this Exchange Agreement Amendment Agreement as of the date first above written.


                          EASYLINK SERVICES CORRPORATION


                          By:  /s/ Thomas Murawski
                              --------------------------------
                              Thomas Murawski, Chief Executive Officer


                          INDIA.COM, INC.


                          By: s/ Gerald Gorman
                              --------------------------------
                              Gerald Gorman, Chairman


                          INVESTORS:

                          ASIASTAR IT FUND, L.P.


                          By:  AsiaStar Partners, L.P., its General Partner

                          By:  Sycamore Management Corporation,
                               its General Partner

                          By:  /s/John R.Whitman
                              --------------------------------
                          Name: John R. Whitman
                          Title: Treasurer

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                          PRIMUS CAPITAL FUND V LIMITED PARTNERSHIP


                          By: PRIMUS VENTURE PARTNERS V, L.L.C.

                          Its: General Partner


                                   By: /s/ William C. Mulligan
                                       --------------------------------
                                   Name: William C. Mulligan
                                   Title: Executive Vice President


                          PRIMUS EXECUTIVE FUND V LIMITED PARTNERSHIP

                          By: PRIMUS VENTURE PARTNERS V, L.L.C.

                              Its: General Partner


                          By:  /s/ William C. Mulligan
                               --------------------------------
                          Name: William C. Mulligan
                          Title: Executive Vice President


                          THE KAUFMANN FUND, INC.


                          By:  /s/ Lawrence Auriana
                               --------------------------------
                          Name:
                          Title:


                          /s/ Lawrence Auriana
                              --------------------------------
                              LAWRENCE AURIANA


                          SUSAN LERNER AND PETER LERNER, JTROS


                          /S/ Susan Lerner
                              --------------------------------
                              Susan Lerner


                          /S/ Peter Lerner
                              --------------------------------
                              Peter Lerner


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                          EMC INVESTMENT CORPORATION


                          By: /s/ Michael J. Cody
                              --------------------------------
                          Name:  Michael J. Cody
                          Title: VP Corporate Development


                          ------------------------------------
                          Joseph Zappala


                          ------------------------------------
                          Bartholomew Lawson



                          /s/ John Whitman Authorized Signer
                          ------------------------------------
                          John Taylor


                          /s/ John Whitman Authorized Signer
                          ------------------------------------
                          Richard Chong


                          /s/ John Whitman Authorized Signer
                          ------------------------------------
                          Kilin To


                          /s/ John Whitman Authorized Signer
                          ------------------------------------
                          Michael Horgan